Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	September 30, 2015	December 31, 2014
	(Dollars in thousands)
Non-accrual loans	$15,834	$15,231
Loans 90 days or more past due and still accruing interest	-	7
Total non-performing loans	15,834	15,238
Other real estate and repossessed assets	3,851	6,454
Total non-performing assets	$19,685	$21,692

As a percent of Portfolio Loans
Non-performing loans	1.08%	1.08%
Allowance for loan losses	1.68	1.84
Non-performing assets to total assets	0.82	0.96
Allowance for loan losses as a percent of non-performing loans	155.39	170.56

(1)	Excludes loans classified as "trouble debt restructured" that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings ("TDR")

	September 30, 2015
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$22,257	$69,726		$91,983
Non-performing TDR's(1)	1,501	3,887	(2)	5,388
Total	$23,758	$73,613		$97,371

	December 31, 2014
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$29,475	$73,496		$102,971
Non-performing TDR's(1)	1,978	5,225	(2)	7,203
Total	$31,453	$78,721		$110,174

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Nine months ended September 30,
	2015		2014
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$25,990	$539	$32,325	$508
Additions (deductions)
Provision for loan losses	(1,037)	-	(2,049)	-
Recoveries credited to allowance	3,418	-	5,438	-
Loans charged against the allowance	(3,767)	-	(8,206)	-
Additions (deductions) included in non-interest expense	-	46	-	27
Balance at end of period	$24,604	$585	$27,508	$535

Net loans charged against the allowance to average Portfolio Loans (annualized)	0.03%		0.27%

Capitalization

	September 30, 2015	December 31, 2014
	(In thousands)
Subordinated debentures	$35,569	$35,569
Amount not qualifying as regulatory capital	(1,069)	(1,069)
Amount qualifying as regulatory capital	34,500	34,500
Shareholders’ equity
Common stock	343,601	352,462
Accumulated deficit	(86,125)	(96,455)
Accumulated other comprehensive loss	(4,496)	(5,636)
Total shareholders’ equity	252,980	250,371
Total capitalization	$287,480	$284,871

Non-Interest Income

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2015	2015	2014	2015	2014
	(In thousands)
Service charges on deposit accounts	$3,294	$3,117	$3,579	$9,261	$10,166
Interchange income	2,169	2,240	1,984	6,551	5,992
Net gains (losses) on assets
Mortgage loans	1,812	1,784	1,490	5,735	4,139
Securities	45	(33)	168	97	334
Other than temporary impairment loss on securities
Total impairment loss	-	-	(9)	-	(9)
Loss recognized in other comprehensive income	-	-	-	-	-
Net impairment loss recognized in earnings	-	-	(9)	-	(9)
Mortgage loan servicing	(556)	1,452	932	476	1,389
Investment and insurance commissions	447	487	404	1,380	1,305
Bank owned life insurance	304	325	361	979	1,021
Title insurance fees	281	337	243	874	734
Net gain on branch sale	1,193	-	-	1,193	-
Other	1,130	1,278	1,391	3,522	4,503
Total non-interest income	$10,119	$10,987	$10,543	$30,068	$29,574

Capitalized Mortgage Loan Servicing Rights

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
	(In thousands)
Balance at beginning of period	$12,535	$12,796	$12,106	$13,710
Originated servicing rights capitalized	678	489	2,128	1,253
Amortization	(700)	(628)	(2,259)	(1,827)
Change in valuation allowance	(883)	523	(345)	44
Balance at end of period	$11,630	$13,180	$11,630	$13,180

Valuation allowance at end of period	$4,118	$2,811	$4,118	$2,811

Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2015	2015	2014	2015	2014
	(Dollars in thousands)
Mortgage loans originated	$79,648	$101,306	$77,501	$260,744	$187,172
Mortgage loans sold	71,063	82,167	62,007	221,957	156,090
Mortgage loans sold with servicing rights released	872	773	11,229	4,314	27,447
Net gains on the sale of mortgage loans	1,812	1,784	1,490	5,735	4,139
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	2.55%	2.17%	2.40%	2.58%	2.65%
Fair value adjustments included in the Loan Sales Margin	(0.05)	(0.07)	(0.13)	0.21	0.09

Non-Interest Expense

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2015	2015	2014	2015	2014
	(In thousands)
Compensation	$8,419	$8,131	$8,574	$24,880	$25,321
Performance-based compensation	1,572	1,744	1,203	4,604	3,348
Payroll taxes and employee benefits	2,038	1,916	1,941	6,121	6,105
Compensation and employee benefits	12,029	11,791	11,718	35,605	34,774
Occupancy, net	1,940	2,040	2,079	6,399	6,715
Data processing	2,001	2,027	1,790	5,958	5,653
Loan and collection	816	967	1,391	2,938	4,283
Furniture, fixtures and equipment	998	965	1,005	2,915	3,127
Communications	754	694	712	2,184	2,212
Legal and professional fees	519	453	559	1,352	1,380
Advertising	406	448	427	1,338	1,547
FDIC deposit insurance	350	351	396	1,044	1,235
Interchange expense	279	289	368	859	1,112
Supplies	190	216	249	619	746
Credit card and bank service fees	197	203	226	602	734
Amortization of intangible assets	86	87	134	260	402
Vehicle service contract counterparty contingencies	30	30	28	89	169
Cost related to unfunded lending commitments	26	4	12	46	27
Provision for loss reimbursement on sold loans	(35)	45	-	(59)	(466)
Net (gains) losses on other real estate and repossessed assets	5	(139)	(285)	(173)	(410)
Other	1,288	1,108	1,275	3,633	3,804
Total non-interest expense	$21,879	$21,579	$22,084	$65,609	$67,044

Average Balances and Tax Equivalent Rates

	Three Months Ended September 30,
	2015			2014
	Average Balance	Interest	Rate (3)	Average Balance	Interest	Rate (3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,470,529	$17,834	4.83%	$1,390,811	$17,768	5.08%
Tax-exempt loans (2)	3,740	54	5.73	4,803	77	6.36
Taxable securities	520,805	1,901	1.46	484,687	1,644	1.35
Tax-exempt securities (2)	33,104	347	4.19	40,613	430	4.20
Interest bearing cash and repurchase agreement	68,972	70	0.40	76,529	61	0.32
Other investments	15,231	225	5.86	23,415	264	4.47
Interest Earning Assets	2,112,381	20,431	3.85	2,020,858	20,244	3.98
Cash and due from banks	45,477			46,643
Other assets, net	164,253			179,861
Total Assets	$2,322,111			$2,247,362

Liabilities
Savings and interest- bearing checking	$990,229	266	0.11	$949,039	270	0.11
Time deposits	371,501	721	0.77	402,951	966	0.95
Other borrowings	47,769	465	3.86	67,114	649	3.84
Interest Bearing Liabilities	1,409,499	1,452	0.41	1,419,104	1,885	0.53
Non-interest bearing deposits	633,305			551,617
Other liabilities	23,844			30,734
Shareholders’ equity	255,463			245,907
Total liabilities and shareholders’ equity	$2,322,111			$2,247,362

Net Interest Income		$18,979			$18,359

Net Interest Income as a Percent of Average Interest Earning Assets			3.58%			3.61%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized

Average Balances and Tax Equivalent Rates

	Nine Months Ended September 30,
	2015			2014
	Average Balance	Interest	Rate (3)	Average Balance	Interest	Rate (3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,446,857	$52,736	4.87%	$1,377,884	$54,024	5.24%
Tax-exempt loans (2)	4,097	189	6.17	5,028	239	6.36
Taxable securities	518,906	5,528	1.42	470,995	4,623	1.31
Tax-exempt securities (2)	32,790	1,021	4.15	41,493	1,268	4.09
Interest bearing cash and repurchase agreement	64,913	194	0.40	87,511	219	0.33
Other investments	17,772	728	5.48	23,416	857	4.89
Interest Earning Assets	2,085,335	60,396	3.87	2,006,327	61,230	4.08
Cash and due from banks	44,829			45,137
Other assets, net	167,849			184,709
Total Assets	$2,298,013			$2,236,173

Liabilities
Savings and interest- bearing checking	$988,594	792	0.11	$953,008	799	0.11
Time deposits	373,235	2,169	0.78	421,775	2,990	0.95
Other borrowings	47,930	1,382	3.86	59,362	1,720	3.87
Interest Bearing Liabilities	1,409,759	4,343	0.41	1,434,145	5,509	0.51
Non-interest bearing deposits	609,192			529,654
Other liabilities	24,581			32,226
Shareholders’ equity	254,481			240,148
Total liabilities and shareholders’ equity	$2,298,013			$2,236,173

Net Interest Income		$56,053			$55,721

Net Interest Income as a Percent of Average Interest Earning Assets			3.59%			3.71%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized

Commercial Loan Portfolio Analysis as of September 30, 2015

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non- performing	Total
	(Dollars in thousands)
Land	$8,262	$1,792	$329	$2,121	25.7%
Land Development	8,526	1,720	204	1,924	22.6
Construction	25,335	20	-	20	0.1
Income Producing	274,417	8,116	5,135	13,251	4.8
Owner Occupied	213,469	14,268	98	14,366	6.7
Total Commercial Real Estate Loans	$530,009	$25,916	5,766	$31,682	6.0

Other Commercial Loans	$196,347	$22,754	2,220	$24,974	12.7
Total non-performing commercial loans			$7,986